UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
June 21, 2010
Lender Processing Services, Inc.
(Exact name of Registrant as Specified in its Charter)
001-34005
(Commission File Number)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	26-1547801 (IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)
(904) 854-5100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     This Current Report on Form 8-K is being filed solely for the purpose of filing with the Securities and Exchange Commission the schedules and exhibits to the Credit Agreement, dated July 2, 2008, among Lender Processing Services, Inc. (the “Company”), the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as Administrative Agent, Swing Line Lender and Letters of Credit Issuer, which schedules and exhibits have not been previously filed. The complete Credit Agreement, together with the schedules and exhibits thereto, is attached hereto as Exhibit 10.1.
Item 9.01. Financial Statements and Exhibits.

10.1	Credit Agreement, dated July 2, 2008, among the Company, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as Administrative Agent, Swing Line Lender and Letters of Credit Issuer, including previously unfiled schedules and exhibits thereto.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lender Processing Services, Inc.
Date: June 21, 2010	By:	/s/ Todd C. Johnson
Todd C. Johnson
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description
10.1	Credit Agreement, dated July 2, 2008, among the Company, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as Administrative Agent, Swing Line Lender and Letters of Credit Issuer, including previously unfiled schedules and exhibits thereto.